UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

Emtec, Inc.

(Exact Name of Registrant as Specified in its Charter)

NJ	0-32789	87-0273300
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

572 Whitehead Road Building#1 Trenton, NJ	08619
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 528-8500

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 19, 2006, the Board of Directors of Emtec, Inc. (the “Company”) approved the grant of nonqualified stock options to each of its two non-employee directors, Gregory Chandler and Robert Mannarino, pursuant to the Company’s 2006 Stock-Based Incentive Compensation Plan. Each grant provides the non-employee director with the option to purchase 20,000 shares of the Company’s common stock. The option price is $1.22, the fair market value of the stock on the date of grant. The options are exercisable immediately and expire on October 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emtec, Inc. (Registrant)

Date: October 23, 2006	By:	/s/ Dinesh R. Desai
Chariman and Chief Executive Officer